UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 10, 2020

NETSCOUT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-26251	04-2837575
(Commission File Number)	(IRS Employer Identification No.)

310 Littleton Road Westford, Massachusetts	01886
(Address of principal executive offices)	(Zip Code)

(978) 614-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NTCT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2020, NetScout Systems, Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “2020 Annual Meeting”). At the 2020 Annual Meeting, the Company’s stockholders approved the amendment and restatement of the Company’s 2019 Equity Incentive Plan (the “Amended and Restated 2019 Plan”) to, among other things, increase the aggregate number of shares authorized for issuance thereunder by 4,700,000 shares of common stock. The Company’s board of directors (the “Board”) previously approved the Amended and Restated 2019 Plan, subject to stockholder approval, on June 23, 2020. The Amended and Restated 2019 Plan became effective immediately upon stockholder approval at the 2020 Annual Meeting.

A more detailed summary of the material features of the Amended and Restated 2019 Plan is set forth in the Company’s Definitive Proxy Statement on Schedule 14A for the 2020 Annual Meeting filed with the Securities and Exchange Commission on July 22, 2020 (the “Proxy Statement”) under the caption “Proposal 2: Approval of an Amendment and Restatement of the 2019 Equity Incentive Plan.”

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As referenced above, on September 10, 2020, the Company held its 2020 Annual Meeting. As of July 17, 2020, the record date for the 2020 Annual Meeting, 72,455,152 shares of the Company’s common stock were issued and outstanding. A summary of the matters voted upon by stockholders is set forth below.

1.

The Company’s stockholders elected each of Joseph G. Hadzima, Jr., Christopher Perretta and Susan L. Spradley as Class III directors of the Company with each director to serve a three-year term until the Company’s 2023 annual meeting of stockholders. The voting results were as follows:

	Votes For	Withheld	Broker Non-Votes
Joseph G. Hadzima, Jr.	48,169,742	16,626,554	2,951,417
Christopher Perretta	61,407,393	3,388,903	2,951,417
Susan L. Spradley	62,950,078	1,846,218	2,951,417

2.

The Company’s stockholders approved an amendment and restatement of the NetScout Systems, Inc. 2019 Equity Incentive Plan to, among other things, increase the number of shares authorized for issuance under the plan by 4,700,000 shares. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
59,104,378	5,649,511	42,407	2,951,417

3.

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
64,723,889	2,895,977	127,847	0

4.	The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
60,623,883	4,026,272	146,141	2,951,417

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETSCOUT SYSTEMS, INC.

By:	/s/ Jean Bua
Jean Bua
Executive Vice President and Chief Financial Officer

Date: September 14, 2020